Exhibit  10.11
Aerospace/Defense,  Inc.
                               4838 Jenkins Avenue
                           North Charleston, SC 29405
                            Telephone: (843) 744-5174
                            Facsimile: (843) 747-4092
July  13,  2004
Technical Solutions Group, Inc. Force Protection, Inc. 9801 Highway 78, Building No. 3 Ladson, South Carolina 29456
Attention:         Mr.  Michael  Watts
Dear  Mr.  Watts:
Reference is made to that certain Industrial Lease ("Lease") between Aerospace/Defense, Inc., as Landlord, and Technical Solutions Group, Inc. and Force Protection, Inc. (collectively as the "Tenant"), dated as of July 13, 2004 covering Building No. 2 at the Landlord's facility located in Ladson, South Carolina. (Tenant currently leases Building No. 3 under a separate lease agreement.)
Notwithstanding any term or provision contained in the Lease covering Building No. 2, the parties to the Lease agree as follows:
     1. The Landlord agrees to order four new radio controlled bridge crane transmitter/receiver packages ("Packages") to replace the existing Packages in connection with each of the four bridge cranes located in Building No. 2. The Tenant agrees to pay one-half (1/2) of the total cost for the four new Packages within fifteen (15) days of their delivery to the . Tenant, together with delivery to the Tenant of copies of the invoices indicating the purchase price of the Packages. It is acknowledged that the cost of the four new Packages will be approximately $65,000.00. Upon receipt of the Packages by the Tenant, the Tenant agrees to be responsible at its sole cost and expense for installing in good workmanlike manner the Packages within thirty (30) days of their delivery to the Tenant. The Packages are the property of the Landlord and shall not be removed by the Tenant from Building No. 2. Once the Packages have been installed by the Tenant, the Tenant shall be responsible for keeping the Packages together with the bridge cranes in Building No. 2 in good condition and repair throughout the term of this Lease pursuant to Section 9(b) of the Lease.
     2. Tenant acknowledges that the Landlord has leased a portion of Building No. 2 to Neal Brothers, Inc. pursuant to Short-Term Vehicle Storage Lease dated March 4, 2004, a copy of which is attached to this side-letter (the "Storage Lease"). The Tenant understands that in order to terminate the Storage Lease, at least thirty (30) days prior written notice to the Tenant is - required. In the event the Tenant desires to continue the Short-Term Vehicle Storage Lease with Neal Brothers, Inc., the Landlord and Tenant agree to cooperate in having the Lease assigned by the Landlord to the Tenant.
     3. The Tenant acknowledges that the Landlord has leased a portion of the facility for the storage of packaged office furniture; the Landlord agrees to use commercial reasonable efforts to have the Lease covering the office furniture terminated as soon as possible and the office furniture removed from Building No. 2 within thirty (30) days of the date hereof.
     4. The Tenant acknowledges that the Landlord has leased another portion of Building No. 2 to 7,-Man Fishing Products, Inc. for the storage of packaged fishing lures, equipment and other materials. The Tenant shall use reasonable commercial efforts to have the Lease covering the storage of such fishing lures, materials and other items terminated as soon as possible and have the fishing lures, materials and other items removed from Building No. 2 within thirty (30) days of the date hereof.
     5. Until the current leases referenced in Paragraphs 2, 3 and 4 above are terminated and the items covered by each such lease arc removed from Building No. 2, the Tenant shall not damage or destroy any such items.
Please  acknowledge  your  understanding  and  agreement to the above by signing below.  Yours  very  truly,
     /s/  Jerry  Garfinkle
M.  Jerry  Garfinkle
For  and  On  Behalf  of  Aerospace/Defense,  Inc.
We  acknowledge  and  agree  to  the  above:
/s/  Michaels  Wattas
Technical  Solutions,  Inc.  Force  Protection,  Inc.
SHORT-TERM  VEHICLE  STORAGE  LEASE
     THIS SHORT-TERM VEHICLE STORAGE LEASE ("Lease") made and entered into as of the 4th day of March 2004 by and between AEROSPACE/DEFENSE, INC., a South Carolina corporation (hereinafter called "Landlord") and NEAL BROTHERS, INC., a South Carolina corporation (hereinafter called "Tenant").
     This Lease is made upon the terms and subject to the conditions hereinafter set forth, all and every one of which Landlord and Tenant agree to keep and perform.
1.         Leased  Premises
           ----------------
     The premises hereby leased to Tenant ("Leased Premises") is approximately 15,000 square feet of storage space near the southwest end of Building No. 2 (the "Building") [which is part of the industrial facility located at 9801 Highway 78, Ladson (Charleston County), South Carolina (the "Facility")]; the Leased Premises is the darkened area shown on Exhibit A.attached hereto. The
                                                  ----------
Leased Premises is leased in its "As-Is" condition and without artificial heat, light, sir-conditioning or water.
2.         Term  -  Subject  to  30-day  Right  to  Terminate
           --------------------------------------------------
     The term of this Lease shall begin on March 15, 2004 and shall be effective for six (6) months until September 15, 2004, at which time this Lease shall automatically terminate; provided, however, this Lease may be terminated during
                          ---------
the term by either party providing to the other party at least thirty (30) days' prior written notice of its desire to terminate this Lease. The term of this Lease shall not be extended except by mutual agreement evidenced by written amendment to this Lease signed by both parties.
3.         Rent
           ----
     Tenant shall pay Landlord a fixed monthly rent of Two Thousand Seven Hundred Fifty Dollars ($2,750.00) each month. The monthly payment for rent shall be made in advance on or before the fifteenth of each month to Landlord's offices located at 4838 Jenkins Avenue, North Charleston, SC 29405, or at such other address as Landlord may direct.
4.     Insurance
       ---------
     (a) Throughout the term of this Lease, Tenant shall carry (a) Comprehensive General Liability Insurance, including, without limited to, premises liability, blanket contractual liability, personal injury and property damage [covering, in particular, the Facility (which includes the Leased Premises) and all personal property and vehicles being stored by Tenant within the Leased Premises in combined single limits of at least $3,000,000 per occurrence,  and  (b)  "All  Risk"  property insurance in an amount to cover the replacement value of all vehicles and other items of personal property being stored within the Leased Premises or delivered to the Facility. Landlord shall be designated as an additional insured under the insurance required under this
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paragraph  which  insurance  shall be primary to any insurance maintained by the

Landlord. Each policy of insurance maintained by Tenant pursuant to this Section 4 shall contain a waiver of any rights of subrogation which the insurer may have against the Landlord and those persons for whom the Landlord is in law responsible whether the damage is caused by the act, omission or negligence of the Landlord or such other persons. Certificates of Insurance evidencing the coverage required in this paragraph shall be delivered prior to the commencement of the term of this Lease. All personal property and vehicles (especially including, without limitation, the very expensive vehicles being stored upon the Leased Premises by the Tenant) (collectively, "Personal Property") placed or moved onto the Leased Premises by or on behalf of the Tenant shall be at the risk of the Tenant - - it being understood that the Landlord, (as owner of the Facility) and the Landlord's employees, officers and representatives shall not be liable for any damages, loss or theft of said Personal Property from any cause whatsoever and without restricting the generality of the foregoing, the Landlord shall not be liable for any damage to the Personal Property resulting from fire, explosion, gas, electricity, water, rain or snow or leaks from any part of any building situated on the Facility or resulting from materials falling from pipes, piping, cranes, appliances, the roof, or from any other place, or resulting from dampness, or from/by any cause of whatsoever nature.
     (b) The Tenant hereby releases the Landlord, its agents, officers, employees and any other person for whom the Landlord is legally responsible for any liability for loss, damages, expenses or fines to the extent of all insurance proceeds paid under the policies of insurance maintained by the Tenant or which would have been if the Tenant had maintained the insurance required under this Lease and had diligently processed any claims thereunder.
5.         Use  of  Premises
           -----------------
     (a)       Tenant  shall  solely  use and occupy the Leased Premises for the storage of Personal Property and for no other purpose. For clarification purposes, the Tenant shall not allow any repairs or maintenance of any vehicle or other personal property stored by the Tenant on the Leased Premises. Tenant agrees to take extra precaution to ensure that no spillage of any substance (including, but not limited to, oil, grease, gasoline and similar substances (collectively "Petroleum Products"))- It shall be the responsibility of the Tenant to ensure that no spillage of Petroleum Products within the Leased
Premises or upon the Facility occurs. (If necessary, Tenant shall place a protective plastic sheet barrier to prevent any leaking of Petroleum Products from any vehicle stored.)
     (b) Tenant shall at all times during the term of this Lease be in full compliance with all governmental laws, rules, and regulations, including, but not limited to OSHA, EPA, DHEC and the like which are or would be applicable to the Tenant's use of the Leased Premises.
     (c) Except as otherwise specifically agreed upon in writing by Landlord, Tenant shall have the right to use during normal operating hours (8:00 A.M. to 4:00 P.M. Monday-Friday, except federal holidays) such portions of the Facility and the property around and about the Leased Premises as is reasonably necessary for the ingress and egress to and from the Leased Premises, provided however, that the Tenant's use of such areas shall not hinder,impede, obstruct, or otherwise unreasonably interfere with the businesses and activities in or about the Facility of the landlord or other occupants of the Facility.
6.         Rules  and  Regulations
           -----------------------
     Landlord reserves the right at any time to make further rules and regulations as in Landlord's reasonable judgment may be necessary for the safety, care, appearance, and cleanliness of the premises and the preservation of good order therein, and such other rules and regulations shall be binding upon the parties hereto with the same force and effect as if they had been contained  herein  at  the  time  of  execution  hereof.
7.         Maintenance  and  Repair
           ------------------------
     (a) Tenant shall not damage the Landlord's Facility and shall leave the Leased Premises in the same condition as upon commencement of the Lease, ordinary wear and tear excluded. At the termination of its Lease, Tenant will remove all of the Personal Property and any other property brought by or on behalf  of  the  Tenant  upon  the  Facility.
     (b) Tenant shall not commit or suffer to be committed any waste upon or about the Leased Premises or any other party of the Facility; in the event Tenant damages the Landlord's Facility due to the negligence or willful misconduct of Tenant or its employees, invitees and agents, Tenant shall promptly at its cost and expense, make all replacements, restorations, and repairs as a result thereof (collectively "repairs"). All repairs shall, to the extent possible, be at least equivalent in quality to the original work or the property replaced, as the case may be, and shall be performed in a commercially expeditious manner.
     (c) Landlord shall not, under any circumstances, be required to make any repairs of any nature or description to the Leased Premises or to any of the Facility, or to inspect or maintain the Leased Premises in any way. Tenant has inspected and accepts the Leased Premises in their "as-is" present condition.
8.         Indemnity  and  Liability
           -------------------------
     As inducements to Landlord to enter into this Lease, the Tenant agrees to the following:
     (a) Risk of loss by fire or other casualty to all Personal Property brought by or on behalf of Tenant onto the Facility shall rest with Tenant which shall procure and maintain "All Risk" insurance for its protection against loss or damage to such Personal Property as required under Section 4. Tenant hereby releases Landlord (and its employees and agents) from any liability or responsibility to Tenant (or any person claiming by, through, or under Tenant by way of subrogation or otherwise) for any damage to or loss of any of the
Personal  Property  from  any  cause  whatsoever.
     (b) Tenant agrees to assume and bear all risk of bodily injury or death and property damage which may occur or result from (i) the Tenant's performance under this Lease, (ii) conduct by Tenant and its employees, agents and invitees, and (iii) the entry upon or use of the Facility by Tenant or any its employees, invitees, contractors or agents and any person claiming through any of them. Tenant will indemnify, defend and hold Landlord, its directors, officers, employees and agents harmless from any and all loss, damage, claim, injury, cost, fine or expense (including, without limitation, reasonable attorneys' fees and costs) incurred (x) on account of bodily injury or death (including, without limitation, personal injury or death of Tenant's employees) and property damage arising from any negligence or willful misconduct of Tenant and its employees, agents and invitees, or (y) to defend Landlord or any of its employees, agents or representatives in any claim or action arising from the Tenant or any of its employees, invitees, contractors or agents entering upon the Facility or using the Leased Premises, or (z) to enforce one or more of the Landlord's rights under this Lease.
9.         Assignment  or  Sublease
           ------------------------
     Tenant  shall  not  have  the  right  to assign this Lease or to sublet the premises or any part thereof without the express prior written consent of Landlord, which consent the Landlord may withhold in its sole and absolute discretion.
10.        Default
           -------
     If Tenant shall fail to pay the rent to Landlord when same is due and payable under the terms of this Lease or if Tenant shall fail to perform any other duty or obligation imposed upon it by this Lease, then and in any event Landlord shall have the right to enter upon the Leased Premises and have, repossess and enjoy the same as if this Lease had not been made, and thereupon this Lease shall terminate without prejudice to the right of Landlord to recover from Tenant all rents and amounts due and unpaid up to the time of such reentry. In the event that Landlord retains the services of an attorney for the purpose of assisting Landlord in enforcing any of its rights under this Lease in the event of default by Tenant, the Landlord shall be entitled to collect from the Tenant the reasonable costs and expenses of all such services.
11.       Environmental  Matters
          ----------------------
     Tenant shall defend, indemnify, protect and hold Landlord harmless against all demands, claims, actions, assessments, fines, losses, damages, liabilities, costs and expenses of every nature including reasonable attorney's fees resulting from or arising out of any environmental damage due to conditions, events or circumstance caused by the Tenant, its agents, employees, invitees, customers or affiliates during its use and occupancy of the Leased Premises or any part of the Facility, including but not limited to the presence, release or threat of release to the environment of any hazardous substance, hazardous waste, hazardous material, petroleum hydrocarbons, asbestos, toxic or other noxious substances- Tenant agrees to take extra precaution to prevent the spillage of any hazardous, flammable, or petroleum substance onto the floors of the Leased Premises or onto any part of the Facility. Tenant agrees not to bring any hazardous or toxic substance onto the Facility.

     12.       Title  of  Equipment
               --------------------
     Title of the Personal Property is at all times and shall remain vested in and with Tenant. Landlord hereby waives, releases and discharges any item lien (statutory or otherwise), security interest, security agreement, charge, encumbrance or claim of any load or nature that ins Landlord now has or hereafter may lave as to any ri^it, title or interest in or to the Personal Property.
13.       Governing  Law/Amendment
          ------------------------
     This  Lease  constitutes  the  entire  and  complete  agreement between the parties, is executed feely and voluntarily and without reliance upon any statement or representation by any party except as set forth herein, and supersedes any diner communications, representations, or agreements with, 'respect to its subject matter. This Lease may only be modified by a writing duly executed by authorized persons for both, parties. Any dispute concerning any question of fact or law arising under this Lease or its performance which is not disposed of by agreement between the parties shall be decided by a court of
                                                  -----
competent jurisdiction Sitting in the County of Charleston, State of South Carolina, personal jurisdiction of such courts as to such matters being consented to by bolt parties. This Lease shall be construed in accordance with the laws of the Stats of South Carolina without reference to its choice of law principles. This Lease has been actually negotiated by the parties and no rule of construction shall he applied based upon the presumed drafter Or author of this Lease.
     IN WITNESS WHEREOF, tie parties have hereunto set their hands and seals the day and year first above written. WITNESS:
     AEROSPACE/DEFENSE,  INC.
/s/


North-Charleston/'  Sbuth  Carolina  29405  Telephone:  (843)^44-5174 Facsimile;
(843)  747-4092  NEAL  BROTHERS,  INC.
/s/
INDUSTRIAL  LEASE
     THIS INDUSTRIAL LEASE ("Lease") is entered into as of the^ciay of July, 2004, by and between AEROSPACE/DEFENSE, INC., a South Carolina corporation ("Landlord"), and TECHNICAL SOLUTIONS GROUP, INC., a Nevada corporation and FORCE PROTECTION, INC. (f/k/a SONIC JET PERFORMANCE, INC.), a Colorado corporation (collectively, the "Tenant").
     Upon the terms and subject to the conditions hereinafter set forth, the Landlord leases to the Tenant and the Tenant leases from Landlord, the property hereinafter described:
1     THE  PREMISES.
      --------------
     (a) The property hereby leased to the Tenant is a portion of industrial development located in Ladson, Charleston County, South Carolina ("Project"). The term "Premises" means the land outlined on Exhibit A attached hereto and
                                                   ---------
made a part hereof ("Land") together with (i) a portion of the building designated as "Building No. 2," the leased portion consisting of approximately 142,500 square feet, (situated on the Land outlined on Exhibit A), with the portion of Building No. 2 leased to the Tenant more particularly shown and delineated on Exhibit A-l. (ii) all fixtures located therein, including, without limitation, the cranes located in Building No. 2, which cranes are listed on Exhibit B. and (iii) subject to Paragraph 5(b)(xi) hereof, the right to use in common with the Landlord and other lessees and occupants of the Project, the "Common Areas" (hereinafter defined) shown on Exhibit A (collectively, "Premises").
(b)       Tenant accepts the Premises in its present condition, AS IS, WHERE IS.
2     TERM.
      -----
     (a) The term of this Lease shall commence on July 15, 2004 and expire on July 14, 2008 ("Initial Term"). The Initial Term and any extension thereof are hereinafter referred to collectively as the "Term".
     (b) For purposes of this Lease the term "Lease Year" shall refer to a period of twelve (12) consecutive months. The first Lease Year shall commence on July 15, 2004 ("Commencement Date") and end July 14, 2005. Each subsequent Lease Year shall commence on the anniversary of the Commencement Date.
     (c) Tenant shall have one (1) option to renew and extend the Term for a five (5) year period ("Option Period"). Tenant may exercise the option by notice in writing to Landlord served at least six (j) months and not more than twelve
(12) months prior to the end of the last year of the Initial Term hereunder. It shall be a condition of the exercise of the option to renew that Tenant shall not be in default in the performance of any terms, covenants, or conditions of this Lease. All terms and conditions of this Lease shall be applicable to the Option Period referred to in this Section 2(c).
                                        --------------
3.         BASE  RENT.
     (a) Commencing on the date this Lease is executed by both parties and Tenant is given access to the Premises, Tenant shall be responsible for all reimbursements, costs and charges required to be paid by Tenant under this Lease except "Base Rent" (hereinafter defined). Beginning on the sixty-first (61st) day after the Commencement Date, and for the remainder of the first Lease Year, Tenant agrees to pay to the Landlord, without previous demand therefore and, without any set-off or deduction whatsoever, the following net rent ("Base Rent"): the sum of Three Hundred Fifty-Six Thousand Two Hundred Fifty and No/100 Dollars ($356,250.00) (computed on the basis of ten (10) months of the remaining first Lease Year times $36,625.00 per month), payable in ten (10) consecutive monthly installments of Thirty-Six Thousand Six Hundred Twenty-Five and No/100 Dollars ($36,625.00) each. AH monthly Base Rent shall be due and payable on the first day of each calendar month during the Term. Since the rent for the third calendar month of the first Lease Year begins on the IS'*1 day of September, 2004, the September 2004 rent shall be pro-rated to cover the period between September 15 and September 30, 2004.
     (b) Commencing with the first day of the second Lease Year, to-wit: July 15, 2005 ("First Adjustment Date") and on the first day of each Lease Year thereafter ("Subsequent Adjustment Date") during the Initial Term and Option
Period, the amount of the monthly Base Rent due under this Lease shall be adjusted to an amount equal to the product of the then current monthly Base Rent multiplied by a fraction having as its numerator the Consumer Price Index (hereinafter defined) published most recently prior to applicable Adjustment Date and as its denominator the Consumer Price Index published most recently prior to Commencement Date. In the event the new Base Rent cannot be determined as of the Adjustment Date, Tenant shall continue to pay the Base Rent due during the prior Lease Year until Landlord notifies Tenant of the Base Rent, and, within ten (10) days after delivery of such notice, Tenant shall reimburse Landlord for any accrued but unpaid increase. In no event shall the monthly Base Rent, as adjusted on any Adjustment Date, be less than three percent (3%) over the Base Rent payable during the prior Lease Year, nor increase by more than seven percent (7%) over the monthly Base Rent payable during the prior Lease Year.
     (c) As used herein, the term "Consumer Price Index" shall mean the bi-monthly Consumer Price Index published by the Bureau of Labor Statistics of the U.S. Department of Labor, using the index titled "Consumer Price Index-All Items-All Urban Consumers (CPI-U) (1982-84 = 100)" for the Atlanta, Georgia Standard Metropolitan Statistical Area. If the Consumer Price Index shall no longer be published or cannot be adjusted, then another index generally recognized as authoritative shall be substituted therefore by Landlord, and the term "Consumer Price Index" shall refer to such substituted index. (d) All monthly Base Rent payments and any other payments due Landlord under this Lease shall be without any setoff or deduction whatsoever and shall be payable and delivered to:
Aerospace/Defense, Inc. 4383 Jenkins Avenue North Charleston, SC 29405 or to such other place as may be designated by notice in writing from Landlord to Tenant. Base Rent payments received more than ten (10) days after the due date of such payment shall be subjected to a late penalty of five percent (5%) of the amount of such payment. No payment by Tenant or receipt by Landlord of any lesser sum than the monthly Base Rent or the amount invoiced by Landlord to the Tenant for utilities or Additional Rent stipulated in this Lease shall be deemed to waive the right of Landlord to receive in a timely manner the full amount due and payable to the Landlord.
4.     UTILITIES.
       ----------
     (a) Commencing on the date this Lease is fully executed by both parties, Landlord shall supply gas, water, electricity, and sewer to the Premises for
Tenant's operation at the Premises. It is understood that utility services at the Project of which the Premises is a part are supplied at one point of delivery through one meter. Subject to Subsections 4(a)(i). (ii) and (jii)
                                             -------------------------------
hereof, Tenant shall reimburse Landlord for Landlord's cost of providing utility services to the Premises on the basis of Tenant's usage of same. With respect to electricity, the amount for which Landlord will be reimbursed includes both the consumption factor and so-called "demand" or "standby" factor, if the latter factor is employed for billing purposes by the company providing electricity.
(i) Provided Tenant only consumes water for personal use and normal maintenance and not for any manufacturing process, Tenant's pro rata portion of the Project's water and sanitary sewer bill will be an amount equal to the product of (1) the total water or sewer bill, as the case may be, for the entire Project, multiplied by (2) a fraction having as its numerator the total number of employees who work at the Premises and as its denominator the total number of employees who work in all buildings in the Project.
     (ii) Tenant's pro rata share of the county solid waste recycling fee paid by the Project for solid waste hauled from the Project shall be an amount equal to the product of (1) the total solid waste recycling fee paid by the Project for the period in question, multiplied by (2) a fraction having as its numerator the volume of all trash dumpsters at the Premises picked up during the period in question and as its denominator the volume of all trash dumpsters at all buildings in the Project picked up during the same time period. For purposes of this paragraph, the volume of a trash dumpster picked during a billing period will be determined by multiplying the capacity of the trash dumpster in cubic yards by the number of times such trash dumpster is picked up during the billing period, whether or not such trash dumpster was filled to capacity at the time it was picked up. It is acknowledged by the parties that the Tenant shall provide the Tenant's own trash dumpsters and shall pay for the hauling of trash therefrom.
     (iii) It is acknowledged by the parties that Tenant shall provide for Tenant's own compressed air needs in the Premises.
     (b) Except to the extent such utilities are in the future separately metered and billed to the Tenant directly, Landlord shall bill Tenant as soon as practicable the monthly charges for the utilities. All monthly utility charges paid more than thirty (30) days after receipt of an invoice from the Landlord shall be subject to a late penalty of five percent (5%) of the amount of such payment.
     (c) If the parties are unable to agree upon Tenant's usage of utilities, Tenant shall have the option either (i) to install, at Tenant's expense, separate meters or submeters, or (ii) to cause Landlord to employ (not more than once each Lease Year) a mutually acceptable engineering firm, whose fees will be equally shared by Landlord and Tenant, to determine Tenant's share of utilities consumed in the Project by usage survey. Tenant will be responsible for the maintenance of separate meters or sub-mctcrs. Until any such engineering firm determines Tenant's share of any disputed utility charges, the Tenant agrees to reimburse all amounts invoiced by the Landlord based on the Landlord's estimate of Tenant's share of utility charges.
     (d) Landlord will cause the lawns in the Project to be cut periodically. Tenant will reimburse Landlord for the portion of the cost of cutting and trimming all lawns in the Project attributable to the Premises. Tenant's pro rata portion of the cost of cutting and trimming all lawns in the Project shall be an amount equal to the product of the total cost of cutting and trimming all lawns in the Project multiplied by a fraction having as its numerator the square footage of Building 2 (to wit: 142,500 sq. ft.) and as its denominator the square footage of all buildings in the Project (to-wit: 480,000 square feet); provided, however, the Tenant's proportionate share of such cost of cutting and trimming during any Lease Year will not increase by more than twenty (20%) percent over the prior Lease Year.
5.     ADDITIONALRENT/TAXESANDFEES.
       ----------------------------
     (a) If the Premises are not a separate tax parcel, Landlord shall pay, prior to delinquency, all "Impositions" (hereinafter defined) which are levied, imposed, or assessed upon or against the Premises and Project. Tenant covenants to pay to Landlord, as additional rent, on or before the later to occur of (a) thirty (30) days after receipt of an invoice therefore or (b) thirty (30) days before the day a fine, penalty, interest or cost may be added thereto for the non-payment thereof, Tenant's pro rata share determined by multiplying all the
Impositions for the project by a fraction having as its numerator the square footage of the Premises and as its denominator the total square footage of all buildings in the Project (such pro rata share being 29.69% as of the date of this  Lease).  (i)  If  the  Premises  is  separately  assessed and billed, such
Impositions shall be paid prior to delinquency by the Tenant directly to the taxing authorities. Tenant shall furnish to Landlord, promptly after payment of any impositions paid directly to taxing authorities, official receipts or other satisfactory proof evidencing payment of such Imposition.
     (ii) As used herein, the term "Impositions" shall include any form of real estate tax or assessment, general, special, ordinary or extraordinary, and any license fee, or commercial rental tax based on the gross rents paid hereunder, improvement bond or bonds issued after Commencement Date of this Lease and not associated with improvements necessary for the initial construction of the Premises, levy or tax imposed on the Premises by any authority having the direct or indirect power to tax, including any city, state or federal government, or any school, agricultural, sanitary, fire, street, drainage or to the improvement district thereof, as against any legal or equitable interest of Landlord in the Premises or in the real property of which the Premises is a part, as against Landlord's right to rent therefrom (provided such'tax is assessed on gross rents payable hereunder), and as against Landlord's business of leasing the Premises (provided such tax is assessed on gross rents payable hereunder). With respect to any assessment which under the laws then in force may be paid in installments,  there  will  be  included  within  the  meaning  of  the  term
"Impositions" for any tax fiscal year only the current annual payment. Impositions will not include (i) any franchise, gift, estate, inheritance, conveyance, transfer, or other tax assessed against Landlord or Landlord's heirs, successors or assigns, or (ii) any income, excess profit or other tax, assessment, charge, or levy on the net rent payable by Tenant under this Lease.
(iii) Tenant shall pay prior to delinquency all taxes assessed against and levied upon trade fixtures, furnishings, equipment, inventory and all other personal property of Tenant contained in the Premises or elsewhere. When possible, Tenant shall cause such trade fixtures, furnishings, equipment and other personal property to be assessed and billed separately from the real property of Landlord. If any of Tenant's personal property shall be assessed with Landlord's real property, Tenant shall pay Landlord the taxes attributable to Tenant within thirty (30) days after receipt of a written statement setting forth the taxes applicable to Tenant's property, together with a copy of the taxing authority's billing to Landlord.
     (iv) All Impositions for the partial tax fiscal years falling within the Term will be prorated by multiplying the amount of Impositions for the partial tax fiscal year falling within the Term by a fraction having as its numerator the number of days in such tax fiscal year falling within the Term and having as its denominator the number "365".
     (v) Tenant will have the right to contest the amount or validity of Impositions by appropriate administrative and legal proceedings brought either in Tenant's name, Landlord's name or jointly with Landlord, as Tenant may deem appropriate, by counsel selected and engaged by Tenant. Landlord will execute and deliver to Tenant whatever documents may be reasonable, necessary and proper to permit Tenant to contest Impositions or which may be reasonably necessary to secure payment of any refund which may result from any such proceedings. Tenant agrees to reimburse Landlord for any expenses or additional costs assessed to, or incurred by, Landlord in the event Tenant contests the amount or validity of Impositions. Any refund resulting from a proceeding brought either by Tenant or Landlord or by them jointly will be applied first to reimburse the party or parties who brought the proceeding for the costs incurred with the proceeding (including any reimbursement by Tenant to Landlord described above), with the remainder being distributed, to Tenant if the Premises is a separate tax parcel or on a pro-rata basis (determined in the manner described in Subsection 5(a1
                                                                 ---------------
above), to each of tenants in the Project, if the Premises is not a separate tax parcel.
     (b) Tenant shall, in addition to the monthly Base Rent and pro rata portion of Impositions referred to above, also be responsible for Tenant's pro rata portion of all expenses incurred by Landlord for (i) grounds maintenance (landscaping) and (ii) other Common Area maintenance and utility charges such as lighting and maintenance for internal streets and parking facilities (collectively, "Common Area Charges"). Tenant's pro rata portion of Common Area Charges shall be an amount equal to the product of the total Common Area Charges for the Project multiplied by a fraction having as its numerator the square footage of the Premises and as its denominator the square footage of all buildings in the Project.
     (i) Common Area Charges will not include Impositions (unless thePremises is a separate tax parcel), cost of capital improvements or repairs (provided such repairs cannot be attributed to Tenant), including, without limitation, repainting of buildings and total repaying of the parking areas, cost of roof repairs, cost of repairs covered by insurance, cost of constructing leasehold improvements for any other lessee of Project, legal or brokerage fees associated with any lease for space in Project, cost of advertising by Landlord, management fees, whether payable to Landlord or third parties, so-called "administrative charges" or other add-ons to the total of Common Area Charges, principal or interest on debt or amortization payments on any mortgages or deeds of trust or any other debt for borrowed money and amortization of improvements, depreciation of Landlord's original investment in Project, amounts paid by Landlord to affiliates of Landlord for services in connection with the Common Areas, but only to the extent that any such fees are in excess of the ordinary and reasonable fees paid in arms' length transactions, amounts expended in remediation of Hazardous Substance contamination in the Common Areas, provided the contamination cannot be attributed to Tenant or another occupant of the Project, or the cost of compliance in the Common Areas with the Americans with Disabilities Act, .provided compliance is not related to the use and occupancy of Tenant or another occupant of the Project,
     (ii) Tenant's pro rata share of Common Area Charges (on an annualized basis) will not increase in any one calendar year after the first full calendar year of the Term by more than six percent (6%) of Tenant's pro rata share of Common Area Charges for the previous fell calendar year.
(iii) Tenant's accountants will have the right to inspect, at reasonable times and in a reasonable manner, such of Landlord's books of account and records as pertain to Common Area Charges.
     (iv) Once each calendar year, Landlord will deliver a statement ("CAM Statement") to Tenant showing: the amount of actual Common Area Charges for the preceding calendar year, with a breakdown of amounts by major categories of Common Area Charges and Tenant's pro rata share and the detail for determining same. Tenant agrees to pay Tenant's pro rata share of Common Area Charges to Landlord within thirty (30) days after Tenant receives the CAM Statement.
     (v) If the Term commences other than on January 1, or ends other thanon December 31, Tenant's obligations to pay amounts toward Common Area Charges for such partial calendar years will be prorated on the basis of the portion of such calendar years included in the Term, Such proration shall be made by multiplying the total Common Area Charges for the partial calendar year in question by a fraction having as its numerator the number of days of the Term within the partial calendar year, and as its denominator "365".
     (vi) The term "Common Areas" as used in this Lease means thoseparts of the Project marked "Common Areas" on Exhibit A or any portions of the Project
                                        ---------
substituted  therefore.
     (vii) Landlord hereby grants to Tenant and Tenant's customers, inviteesand employees for the entire Term, an irrevocable and unrestricted easement to use, in common with Landlord, Landlord's invitees and employees and with the other lessees and occupants of Project and their respective customers, invitees and employees, the Common Areas for their intended purposes, subject to reasonable, uniformly enforced rules and regulations ("Rules and Regulations") to be promulgated by Landlord for the well-being of all of the lessees of the Project. Landlord will have the right to make reasonable modifications and additions to the Rules and Regulations from time to time, provided written notice of such modifications and additions is delivered to all lessees of the Project.
     (viii) At all times during the Term, Landlord will maintain the Common Areas in good order and will keep the Common Areas clean and free from rubbish.
     (ix) Landlord shall provide twenty-four (24) hour controlled vehicular access to the Project with on-site personnel. Each automobile and truck entering the Project (except those cats with special permits described below) may be required to sign in with Landlord's security guard. Landlord may issue parking stickers to those persons who are permitted to park inside the Project so that their vehicles may be readily identified. Tenant shall pay to Landlord monthly Tenant's share of the cost of such controlled access. Tenant's share shall be determined by multiplying the monthly cost of the security guard service by a fraction having as its numerator the square footage of buildings within the Premises and as its denominator the square footage of all buildings in the Project.
     (x) Landlord acknowledges that Tenant will require that all of Tenant's employees (with the possible exception of administrators, visitors, and handicapped employees) park in the parking areas shown on Exhibit A. that such employees will have access to the Premises only by passage through the northernmost gate ("Employee Gate"). Landlord and Tenant will develop a mutually acceptable method for controlling access through the Employee Gate; provided, however, the Landlord shall have the right to assign specific (on an exclusive or non-exclusive basis at the option of the Landlord) parking areas (within one or both of the parking areas marked "Parking" on Exhibit A) to the Tenant and its employees arid invitees, and require such employees and invitees to gain entrance to the gated portion of the Project through either the Employee Gate or the gate adjacent the Security Building No. 4 (the "Security Gate"), Landlord and Tenant will endeavor to develop a mutually acceptable method for controlling access through the Employee Gate or the Security Gate, as the case may be.
(xi) Landlord shall have the right, at Landlord's sole cost and expense, to relocate, change, or alter the Common Areas, so long as 24-hour pedestrian and vehicular (including railroad) ingress to and egress from the Premises is not disturbed, and provided: (1) any replacement parking lot is the comparable distance to the Premises, and (2) any replacement or relocation of roads to the Premises shall provide vehicular access (to accommodate trailer trucks) to the Premises.
6.         SIGNAGE.
     Tenant shall receive space of approximately equal size with other lessees of the Project on the existing sign (but not the larger top space on such sign) for the Project on State Highway 78 which is designated on Exhibit A. Landlord shall remove all trees, bushes, and other plants which interfere with the visibility of such sign from State Highway 78. Tenant will have the option to construct, at Tenant's cost, a sign at a location near the entrance drive at U.S. Highway 78, subject to the prior written consent of Landlord, which consent shall not be unreasonably withheld or delayed. Any sign constructed by Tenant must be of a size and at a location which will not detract from the image and unity of the Project,
7.     USE.
       ----
     (a)  Tenant  shall  use  the  Premises  for  the  purpose of manufacturing, storage, distribution, sales, delivery, warehouse and related office uses. The Premises shall not be used for any other purposes without the expressed prior written approval of the Landlord, which approval shall not be unreasonably withheld.
     (b) Tenant shall not commit or suffer to be committed any waste upon or about the Premises.
8.     COMPLIANCE  WITHLAWSAND  GOVERNMENTAL  REGULATIONS.
       ---------------------------------------------------
     (a)  Tenant  shall  at all times during the Term be in foil compliance with any and all federal, state and local governmental rules and regulations, ordinances and similar provisions having the force and effect of law (collectively, "Laws") which are or would be applicable to the business being conducted in the Premises, as distinguished from the physical facilities in which such business is being conducted.
     (b) Landlord shall be responsible for any alteration or improvements or repairs to the Common Areas ordered by any governmental authority, provided, however, Tenant shall be obligated to make any alterations, repairs or improvements  to  the  Common  Areas  that  are  necessary  because  they relate primarily  to  the  occupancy  or  use  of  Tenant  or  Tenant's business in the
Premises,
9.         MAINTENANCEAND  REPAIR.
           -----------------------
     (a) Landlord shall repair and maintain in good order and condition the exterior and structure of Building No. 2, including the roof, exterior walls and supporting members of the Building No, 2. Tenant shall promptly report to the Landlord any damages to the Premises.
     (b) Except as provided in Section 9(a) Section 13. and Section 14 hereof, Tenant shall promptly throughout the Term at Tenant's cost and expense, take good care of and maintain the Premises (including, in particular, without limitation, Building No. 1 and the cranes located in Building No. 2) in good order and repair and in neat, clean and safe condition. Ill meeting its obligations pursuant to this Section 9(b) Tenant may repair (rather than replace) any component of the Premises which Tenant is required to maintain unless such component cannot be repaired, in which event replacement shall be required. Tenant shall promptly, at Tenant's cost and expense, make all necessary replacements, restorations, renewals and repairs to portions of the Premises Tenant is required to maintain. Repairs, restorations, renewals and replacements shall, to the extent possible, be at least equivalent in quality of the original work or the property replaced, as the case may be.
10.       CHANGES,   ALTERATIONS   ANDNEWCONSTRUCTION   BY   THE
          ------------------------------------------------------
TENANT.
-------
     (a) Tenant shall make no structural alterations, changes, additions or improvements (collectively "Alterations") in or to the Premises without Landlord's prior written consent, which consent shall not be unreasonably withheld. In the event of Landlord's consent, any such Alteration(s) shall be subject to the following:
(i) Any Alteration shall be at the cost and expense of Tenant and shall be made promptly, in a good workmanlike manner, and in full compliance with all applicable permits, authorizations, building and zoning laws, and any other applicable statute, rule or regulation of any governmental agency or authority having jurisdiction there over.
     (ii) Any Such Alteration shall at the expiration of Term become the property of the Landlord.
     (b) It is understood that Tenant intends to install equipment and machinery within the Premises, which Tenant shall remove at the termination of this Lease. Tenant shall
At the commencement of the Lease, the parties have inspected the Premises and found the following: _
The Tenant shall not be responsible for the existing condition of these specific items during the terra of and at the expiration of this Lease, but Tenant shall not commit waste upon these items. repair any damage to the Premises caused by the installation and/or removal of Tenant's machinery, fixtures and movables.
     (c) At all times during the Term, Tenant will not, directly or indirectly, create, incur, assume or suffer to exist any lien on or with respect to the Premises or any portion of Project. Tenant will promptly, at Tenant's own expense, take such action as may be necessary to duly discharge, bond or eliminate  any  such  lien  in  a  manner  satisfactory  to  Landlord.
11.       INDEMNIFICATION.
          ----------------
     Tenant agrees, to the extent not expressly prohibited by law, to pay, and to protect, defend, indemnify and save harmless Landlord from and against all liabilities, damages, costs, expenses (including reasonable attorneys' fees and expenses), causes of action, suits, claims, demands or judgments (collectively, "Liabilities") of any nature whatsoever which may be imposed upon or incurred by or asserted against Landlord by reason of (i) any accident, injury to or illness or death of any person, or any damage to property occurring on the Premises during the Term or while Tenant, Tenant's agents, employees, invitees or contractors or parties claiming through Tenant are in possession of or conducting any activities on the Premises (except to the extent caused by the negligence or willful misconduct of Landlord), (ii) any accident, injury to, illness or death of any person, or any damage to property (excluding property covered by Landlord's property insurance policies) arising out of the negligence or willful misconduct of Tenant or Tenant's agents, employees, invitees or contractors in any portion of the Project outside the Premises during the Term, and (iii) any failure by Tenant to perform or comply with any of the terms of this Lease or of any contracts, agreements, restriction, or laws affecting the Premises or any part thereof.
12.       INSURANCE.
          ----------
     (a) Throughout the Term, Landlord will keep Building No. 2 insured under a property (all risks) insurance policy in the amount of one hundred percent (100%) of the replacement cost.
     (b) Tenant will also maintain from and after the date of this Lease and throughout the Term, comprehensive general liability insurance against claims on account of bodily injury, death or property damage incurred upon any part of the Premises. Such insurance policy will have limits of not less than Three Million and No/100 Dollars ($3,000,000) per occurrence in respect to bodily injury or death and not less than One Million and No/100 Dollars $1,000,000) per occurrence in respect to property damage and provide contractual coverage of Landlord's liability to Tenant assumed under the indemnification provisions of this Lease. Landlord shall be named as an additional insured under the insurance required under this Section 12(b) and the Tenant shall deliver to Landlord a certificate evidencing such insurance within ten (10) days of the execution of this Lease and thereafter upon reasonable request.
     (c) All insurance required of the Tenant hereunder shall be primary and not excess with any insurance, coinsurance or self insurance maintained by Landlord.
 (d) Each party hereto expressly waives any and every claim which arises or may arise in such party's favor against the other party and such party's shareholders, partners, officers, and employees during the Term for any and all loss of or damage to any of such party's property, located within or upon or constituting a part of, the Premises or Project, which loss or damage is caused by a peril required by this Lease to be covered by the insurance of the party incurring the loss. Inasmuch as the mutual waivers in this Section will preclude the assignment of any claim by way of subrogation (or otherwise) to an insurance company (or any other party), each party hereby agrees to give immediately to each insurance company which has issued to such party policies of property insurance, written notice of the terms of the mutual waivers of subrogation and to have such insurance policies properly endorsed, if necessary, to prevent the invalidation of the insurance coverages by reason of such waivers.
     (e) If, by reason of any act or omission of Tenant, the rate of any insurance maintained by Landlord with respect to the Common Areas or the Premises shall be increased, Tenant shall reimburse Landlord for that portion of the premiums to be paid by Landlord due to such act or omission as additional rent due hereunder. If, due to the manner of Tenant's use or occupancy of the Premises, any such insurance shall be canceled or if cancellation thereof shall be threatened, Landlord shall give prompt notice thereof to Tenant and, provided such manner of use shall not have been made of the Premises by Landlord prior to the date hereof, then Tenant shall indemnify Landlord against any liability that would have been covered by such canceled insurance.
     (f) Tenant will pay to Landlord, as additional rent, the premiums for the property insurance maintained by Landlord pursuant to Section 12fa) hereof, on
                                                        -------------
the same time schedule as such premiums are paid by Landlord to the insurance company (i.e., if premiums are paid annually, Tenant will be entitled to pay annually on the later to occur of thirty (30) days after receipt of an invoice therefore or thirty (30) days before such premium is due).
13.       DAMAGE  AND  DESTRUCTION.
          -------------------------
     (a) In case of any material damage to or destruction of any portion of the Premises, Tenant shall promptly give written notice thereof to Landlord. If any portion of the Premises shall be partially damaged by fire or other casualty, then Landlord, except as otherwise provided herein, shall proceed promptly and with due diligence to repair and restore the damaged portion to substantially the same condition and quality as prior to such damage. If any part of the Premises shall be damaged, but not such a substantial portion thereof as to impair Tenant's ability to conduct Tenant's business in Tenant's normal course, then such portion thereof as has been rendered untenantable by reason of such damage shall be repaired by Landlord and until such repairs are completed, the Base Rent payable hereunder shall be abated to the extent that such Base Rent for such portion relates to the total space for the period from the date of such damage to the date when such portion shall have been made tenantable. Tenant understands that Landlord will not carry insurance of any kind on Tenant's property, to wit; Tenant's goods, inventory, furniture or furnishings or any fixtures, equipment, or improvements, and that Landlord shall not be obligated to repair any damage thereto or replace the same. (b) In the event the Premises is totally destroyed or such portion thereof is damaged as will prevent Tenant from conducting Tenant's business in Tenant's normal course, Landlord, at
Landlord's sole expense, shall promptly and with due diligence repair and restore the Premises or the damaged portion thereof to substantially the same condition and quality as prior to such damage.
     (i) If in the reasonable opinion of a licensed architect retained by Landlord, the Premises cannot be substantially repaired or restored within one hundred (100) days from the date of damage or destruction, the Lease and the leasehold interest herein granted may be terminated by either party by written notice delivered to the other party within thirty (30) days after the date of receipt of notice from Landlord's architect setting forth the projected repair period. Notice of termination by either party to the other party will specify a date, not less than ten (10) days after the date of such notice, for such termination. In the event of giving of such notice of termination, this Lease shall expire as of the date specified in such notice with the same effect as if such date where the date hereinbefore specified for the expiration of the Term, and the Base Rent payable hereunder shall be apportioned as of such date of such fire or other casualty, subject to abatement, if any, as and to the extent provided in Section 13(a) hereof.
              --------------
     (ii) Notwithstanding the provisions of this Section 13fa). in the event the Premises is destroyed or damaged to the extent of thirty-three percent (33%) or more of the replacement value thereof during the last two (2) years of the Term or during the last two (2) years of any Option Period of the Lease, then either Tenant or Landlord may elect to terminate this Lease as of the date of such damage or destruction by giving written notice to the other within sixty (60) days of such damage or destruction except Tenant can negate Landlord's termination if Tenant exercises the renewal option. If this Lease is terminated as herein provided, then all prepaid rent and other charges paid in advance by Tenant shall be refunded by Landlord to Tenant.
14.       CONDEMNATION.
          -------------
     (a) In the event that at any time during the Term, title to the whole or materially all of the Premises shall be taken by the exercise of the right of condemnation or .eminent domain or by agreement between the Landlord and those authorized to exercise such right, this Lease shall terminate and expire on the date of such taking and the rent provided to be paid by the Tenant shall be apportioned and paid to the date of such taking.
     (b) Tenant, at Tenant's cost and expense, shall be entitled to separately claim, in any condemnation proceeding, any damages payable for movable trade fixtures and leasehold improvements paid for and installed by Tenant without any contribution or reimbursement therefore by Landlord, and for Tenant's loss of business, and for Tenant's relocation costs; provided Landlord's award is not reduced or otherwise adversely affected thereby.
     15.       SUBORDINATION:  NONPISTURBANCE.
               -------------------------------
     (a) Upon Landlord's written request, Tenant will execute and deliver to Landlord an agreement in recordable form subordinating Tenant's rights to the lien of any mortgage hereafter encumbering the Premises. Tenant, however, will not be required to subordinate Tenant's rights hereunder to any mortgage unless and until the holder of such mortgage executes and delivers to Tenant a written agreement providing in substance (i) that so long as Tenant faithfully discharges Tenant's obligations under this Lease, Tenant's right of possession to the Premises and other rights under this Lease will not be affected by any default by Landlord under any instrument creating or secured by such mortgage, and (ii) that in the event of foreclosure or any other enforcement of such mortgage, the rights of Tenant hereunder will expressly survive and this Lease will continue in foil force and effect. If any mortgage, trustee or ground lessor shall elect to have this Lease prior to the lien of its mortgage, deed of trust or ground lease, and shall give written notice thereof to Tenant, this Lease shall be deemed prior to such mortgage, deed of trust, or ground lease, whether this Lease is dated prior or subsequent to the date of said mortgage, deed of trust or ground lease or the date of recording thereof.
     (b) Landlord represents and warrants that no lieu encumbers the Premises on the date of this Lease.
16.       NONWAIVER.
          ----------
     Neither a failure by either party to exercise any of its options hereunder, nor failure to enforce its rights or seek its remedies upon any default, nor the acceptance by the Landlord of any rent accruing before or after any default, shall effect or constitute a waiver of such party's right to exercise such option, to enforce such right, or to seek such remedy with respect to that default  or  to  any  prior  or  subsequent  default.
17.        QUIET  ENJOYMENT.
           -----------------
     If Tenant pays the rent Tenant is obligated hereunder to pay, and observes all other terms, covenants and conditions hereof, Tenant may peaceably and quietly have, hold and enjoy the Premises during the Term, subject, however, to all the terms of this Lease.
18.       ASSIGNMENT  AND  SUBLETTING.
          ----------------------------
     (a) Tenant shall not sublet the Premises, nor any part thereof, nor assign, or otherwise dispose of this Lease or any interest therein, or any part thereof, without Landlord's prior written consent in each of the foregoing cases, which consent shall not be unreasonably withheld or delayed. Landlord's disapproval of a proposed assignee or sublessee will be considered reasonable if the proposed assignee or sublessee is not of a generally comparable quality with Tenant or if the proposed use of the Premises is not compatible with the Premises.
     (b) Notwithstanding the provisions of Section 18(a) hereof, Tenant may assign or sublet the Premises, or any portion thereof, without Landlord's consent, to any corporation thatcontrols, is controlled by or is under common control with Tenant, or to any corporation resulting from the merger or consolidation with Tenant, or to any person or entity that acquires all the assets of Tenant as a going concern of the business that is being conducted on the Premises. Tenant and any guarantor of the obligations of Tenant under this Lease shall remain liable despite any assignment or sublease of this Lease by Tenant pursuant to this Section 18.
                            ------------
19.       ENTRY.
          ------
     Landlord, and any mortgagee, and their respective duly authorized representatives shall have the right to enter the Premises at all reasonable times for the purposes of inspecting the conditions of same, and making such repairs, alterations, additions, or improvements thereto as may be necessary or desirable if Tenant fails to do so as required hereunder (but the Landlord shall have no duty whatsoever to make any such inspections, repairs, alterations, additions, or improvements).
20.        DEFAULT.
           --------
     (a)  The  following shall be defined and deemed as an "Event of Default" by
Tenant: (i) if Tenant shall default in the payment of the Base Rent or any additional rent, utility charges (referenced in Section 4), and charges referenced in Section 5, and in any other section of this Lease, and if Tenant shall fail to cure said default within fifteen (15) days after receipt of notice of such default from Landlord; or, (ii) if Tenant shall default in the performance or observance of any other term, covenant or condition to be performed or observed by Tenant under this Lease and if Tenant shall fail to cure said default within thirty (30) days after receipt of notice of said default from Landlord or if such default is of a nature which cannot be corrected in thirty (30) days, if Tenant shall fail to commence to cure same within thirty (30) days and thereafter diligently pursue such cure to completion.
     (i) In case of any Event of Default hereinbefore provided the Landlord shall have the immediate right of reentry and may remove all persons and property from the Premises by summary proceedings, force or otherwise. No such reentry or taking possession of the Premises by Landlord shall be construed as an election on Landlord's part to terminate this Lease unless a written notice of such intention to be given to Tenant or unless the termination thereof be decreed by a court of competent jurisdiction.
     (ii) Tn addition, in the event of any Event of Default (whether or not Landlord shall elect to re-enter or to take possession pursuant to legal proceedings or pursuant to any notice provided for by laws), Landlord shall have the right, at Landlord's option,
     1) to terminate this Lease on not less than two (2) days' noticeto Tenant and upon the giving of said notice, this Lease and the term hereof shall cease and expire on the date set forth in said notice as if said date where the expiration originally set forth herein, or

2) to relet the Premises or any part(s) thereof for such term or terms (which may extend beyond the Term) and at such rental(s) and upon such other terms and conditions as Landlord in Landlord's sole discretion may deem advisable. Landlord shall have the right from time to time to make such alterations and repairs as may be reasonably necessary in order to relet the Premises. Upon each such reletting all rentals received by the Landlord from such reletting shall be applied, first, to the payment of any indebtedness (other than rents due hereunder) of Tenant to Landlord, second, to the payment of any costs and expenses of such reletting, including, without limitation, reasonable attorneys' fees and of the cost of such alterations and repairs, third, to the payment of rents due and unpaid hereunder; and the residue, if any, shall be held by Landlord and applied in payment of future rents and other payments required to be made by Tenant hereunder as the same may become due and payable hereunder, with the right reserved to Landlord to bring such action(s) or proceeding(s) for the recovery of any deficits remaining unpaid without being obliged to await the end of the term for a final determination of Tenant's account, and the commencement or maintenance of any one or more actions for further accruals pursuant to the provisions of this Section. If such rentals to be paid during that month by Tenant hereunder, Tenant shall pay any such deficiency to Landlord. Such deficiency shall be calculated and paid monthly subject to Landlord's right of action(s) or proceeding(s) as aforesaid. Notwithstanding any such reletting without termination, Landlord may at any time thereafter elect to terminate this Lease for such previous breach.
     (iii) Should Landlord at any time terminate this Lease for any breach, in addition to any other remedies Landlord may have, Landlord may recover from Tenant all damages Landlord may incur by reason of such breach as damages for loss of the bargain and not as a penalty, including the cost of recovering the Premises, reasonable attorneys' fees, and including the present value determined by using a discount rate of eight percent (8%), at the time of such termination, of the excess if any, of the amount of rental and charges equivalent to rental reserved in this Lease for the remainder of the Term, over the aggregate rental value of the Premises for the remainder of such term, all of which shall be immediately due and payable from Tenant to Landlord. If any laws shall validly limit the amount of the damages provided for in the immediately preceding sentence to less than the amount above agreed upon, Landlord shall be entitled to the maximum amount allowable under such laws.
     (iv) Landlord shall use reasonable efforts to mitigate its damages after a default by Tenant.
     (b) Landlord shall not be in default unless Landlord fails to perform obligations required of Landlord 'within a reasonable time, but in no event later than thirty (30) days after written notice by Tenant to Landlord and to the holder of any first mortgage or deed of trust covering the Premises whose name and address shall have theretofore been furnished to Tenant in writing, specifying wherein Landlord has failed to perform such obligation; provided, however, that if the nature of Landlord's obligation is such that more than thirty (30) days are required of performance then Landlord shall not be in default if Landlord commences performance within such 30-day period and thereafter diligently prosecutes the same to completion. In the event Landlord fails to discharge any obligation set forth in this Lease on or before the date such obligation or payment is due, Tenant may, at Tenant's option, discharge suchobligation. Tenant shall use reasonable efforts to mitigate its damages after a default by the Landlord. In the event Tenant elects to discharge Landlord's obligation(s), Landlord agrees to reimburse Tenant on demand for the amount of expenses incurred by Tenant.
21.       ENVIRONMENTAL  PROVISIONS.
          --------------------------
     (a)  For  the  purposes  of  this  Section 21. the following shall have the
                                        -----------
respective  meanings  set  forth  below:
     (i) "Hazardous Material" means any substance, material or waste which is regulated by any applicable governmental authority of the United States or the State of South Carolina, including without limitation, any material, substance or waste which is defined as "hazardous", "hazardous waste", "hazardous material", "hazardous substance", "extremely hazardous waste", "restricted hazardous waste", "pollutant", "contaminant", "toxic substance" or "toxic waste" under any provision of any applicable Environmental Law, and includes, but is not limited to, petroleum, petroleum products, asbestos, urea formaldehyde and polychlorinated biphenyls.
     (ii)       "Hazardous   Materials    Contamination"    means    any
disposal, transportation, storage, arranging of disposal, spillage, discharge, emission, leakage, release or threatened release of any Hazardous Materials at, in, on, under, from, about, or affecting the soil, air, water, fixtures, personal property, animals or buildings.
     (iii) "Environmental Condition" means any unlawful environmental condition, event or circumstance.
     (iv) "Damages" means all demands, claims, actions, assessments, losses, damages, liabilities, costs and expenses of every nature (including, without limitation, reasonable attorneys' fees, fines, penalties and costs of settlements of any kind), known or unknown, foreseen or unforeseen, contingent or otherwise.
     (v) "Landlord-Related Party" means an employee, agent, contractor, licensee, customer, invitee or affiliate of Landlord, but specifically excludes Tenant and any other lessee or tenant of tie Project. "Tenant-Related Party" means an employee, agent, contractor, licensee, customer, invitee or affiliate of Tenant but specifically excludes Landlord.
     (b) Landlord shall defend, indemnify, protect and hold Tenant harmless against Damages resulting from or arising out of the following Hazardous Materials Contamination or Environmental Conditions: (i) existing or occurring within the Premises on or before Tenant takes occupancy of the Premises or after the expiration or early termination of the Lease Term but only to the extent not
caused  by Tenant or a Tenant-Related Party; or (ii)       existing or occurring
within the Premises or any other portion of the Project and caused by Landlord or a Landlord-Related Party.
     (c) Tenant shall defend, indemnify, protect and hold Landlord harmless against all Damages resulting from or arising out of Hazardous Materials Contamination or Environmental Conditions existing or occurring within the Premises or any other portion of the Project and caused by Tenant or a
Tenant-Related Party, but only to the extent not caused by Landlord or a Landlord-Related Party.
     (d) The Tenant shall store and handle Hazardous Materials at the Premises or at the Project in strict compliance with applicable laws, rules and regulations, and shall indemnify, defend and save harmless the Landlord from all Damages arising out of or in any way connected with Tenant or Tenant-Related
Party's storage or handling of Hazardous Materials. In no event shall Tenant's handling or storage of Hazardous Materials in compliance with applicable laws make Tenant liable for Hazardous Materials Contamination or Environmental Conditions in existence or occurring on or before Tenant takes occupancy of the Premises.
     (e)  The  obligations and liabilities of both parties under this Section 21
                                                                      ----------
shall  survive  the  Term  of  this  Lease.
     (f)  The  failure  by either party to abide by the terms of this Section 21
                                                                      ----------
shall  be  restrainable  by  injunction.
22.       SURRENDER  OFTENANT.
          --------------------
     (a) Tenant will surrender possession of the Premises and remove all goods and production equipment and other personal property owned by Tenant at the end of the Term, or at such other time as Landlord may be entitled to re-enter and take possession of the Premises pursuant to any provision of this Lease, and
Tenant shall leave the Premises broom clean and in good order and condition, ordinary wear and, tear excepted, except in the event of termination due to fire ..or other casualty pursuant to Section\3 or termination, due to condemnation
                                   ---------
pursuant  to  Section  14.  Tenant shall deliver to Landlord all keys, locks and
              ------------
other fixtures connected with the Premises (such fixtures shall include, but are not limited to: cranes, HVAC systems, roof fans, bus ducts and lights) in good repair, order and condition. In default of such surrender of possession and removal of goods and chattels at the time aforesaid, Tenant will pay to Landlord the rent set forth in this Lease for such period as Tenant either holds over possession of the Premises or allows Tenant's goods and production equipment or other personal property at such time to remain in the Premises, and in addition thereto, statutory penalties and all other damages which Landlord shall suffer by reason of Tenant's holding over in violation of the terms and provisions of this Lease, including, without limitation, all reasonable claims for damages made by any succeeding tenant or purchase of the Premises against Landlord which may be founded upon delay by Landlord in giving possession of the Premises to such succeeding tenant or purchaser, so far as such damages are occasioned by the unlawful holding over of Tenant.
 (b) Tenant shall have the absolute right to remove all of Tenant's goods, production equipment, and other personal property from the Premises at any time during the Term.
     (c) Tenant shall be responsible for the clean-up and removal of all raw materials, packaging, solid waste, unused and used lubricants, oils, solvents and any hazardous wastes placed, abandoned or located on the Premises, and the area surrounding the Premises by Tenant (or any of Tenant's employees, agent, invitees or subcontractors) during the term hereof.
     (d) The liability and the obligations of Tenant under this Section shall survive the termination of this Lease.
23.       FORCE  MAJEURE.
          ---------------
     In the event that Landlord or Tenant shall be delayed or hindered in or prevented from the performance or any act (other than cither party's monetary obligations), by reason of strikes, lockouts, unavailability of materials, failure of power, restrictive governmental laws or regulations, riots, insurrections, war or other reason beyond its reasonable control, then performance of such act shall be excused for the period of the delay and the period for the performance of such act shall be extended for a period equivalent to the actual period of such delay. Notwithstanding the foregoing, lack of funds shall not be deemed to be a cause beyond the reasonable control of either party.
24.       SECURITY  DEPOSIT.
          ------------------
Upon execution of this Lease by the Tenant, the Tenant shall pay to Landlord a Security Deposit in the amount of One Hundred Thousand ($100,000,00), Dollars. The Security Deposit shall be retained as security (interest free) for the faithful performance by Tenant of all terms, covenants and conditions herein. Landlord .is given .permission to .commingle said Security Deposit, and the Landlord, at Landlord's sole discretion, may at any time apply said Security Deposit or any part thereof against any default by Tenant of any of the terms, covenants and conditions of this Lease. In such event, Tenant shall upon demand deposit with Landlord the amount so applied so that Landlord shall have the full amount of the Security Deposit on hand at all times during the Term of this Lease. Upon the expiration of this Lease, the Tenant shall surrender possession of the Premises as required in Paragraph 22 herein. Landlord is given permission to deduct from said Security Deposit the cost of any cleaning or repairs to the Premises, upon vacating of Tenant. The Security Deposit or any remaining portion will be returned within 30 days after the termination of this tenancy or completion of the repairs necessitated by Tenant's misuse of the Premises or any default in the faithful performance by Tenant of any terms, covenants and conditions of this Lease. In the event the Security Deposit is not sufficient to pay all charges due, Tenant shall pay said charges within three (3) days after receiving written notice from the Landlord. Provided Tenant is not in default under this Lease at the end of the first Lease Year, the Landlord shall return to the Tenant Twenty-Five Thousand ($25,000.00) Dollars of the Security Deposit. Provided Tenant is not in default under this Lease at the end of the second
--------
Lease  Year,  the  Landlord shall return to the Tenant an additional Twenty-Five
----
Thousand  ($25,000.00)  Dollars  of  the Security Deposit leaving the balance of
--
Fifty Thousand ($50,000.00) Dollars to secure the faithful performance by Tenant
--
of all terms, covenants and conditions of this Lease for the remainder of the Term.

25.  COMMISSIONS.
   --------------

 Tenant acknowledges that no real estate broker has been engaged by the Tenant with respect to this Lease and the negotiations thereof. Tenant agrees to hold the Landlord harmless from any claims for commissions which Tenant has incurred arising out of this Lease. Landlord shall be responsible to Hart Corporation ("Hart") for a lease commission pursuant to terms under a separate listing agreement and agrees to hold Tenant harmless from any claims for commissions arising out of such agreement between the Landlord and Hart or between Landlord and any third party real estate broker

26.  ESTOPPEL  CERTIFICATEAt any time and from time to time Landlord and Tenant
     ----------------------
each agree, upon request in writing from the other, promptly to execute, acknowledge and deliver to the other or to any person designated by the other a statement in writing certifying that this Lease is unmodified and is in full force and effect, or if there have been modifications, that the same is in full force and effect as modified (stating the modifications), that the other party is not in default in the performance of its covenants hereunder, or if there have been such defaults, specifying the same, the dates to which the Rent and other charges have been paid, and such other matters may be reasonably requested.

27.
MISCELLANEOUS  PROVISIONS.(a)  All  notices under this Lease shall be in writing
--------------------------
and  shall be deemed given if delivered personally or by overnight courier or if
--
sent by confirmed facsimile transmitted during the regular business hours of the recipient, or when mailed, postage prepaid, by. registered or certified mail, return receipt requested, addressed to the parties :at their addresses as set forth below (or at such other address as a party may from time to time designate by written notice given in accordance with this Section): TO TENANT:
Technical Solutions Group, Inc. 9801 Highway 78, Building No. 3 Ladson, SC 29456
ATTN:  Michael  Watts  Fax  No:  (843)  740-1973
TO  LANDLORD:
Aerospace/Defense,  Inc.
4838  Jenkins  Avenue
North  Charleston,  SC  29406
ATTN:  Jerry  Zucker  or  Jerry  Garfinkle
Fax  No:  (843)  747-4092
Force Protection, Inc. (f/k/a Sonic Jet Performance, Inc.) 9801 Highway 78, Building No. 3 Ladson, SC 29456 Attn: Michael Watts Fax No: (843) 740-1973
     (b) It is the intention of the parties hereto to create the relationship of Landlord and Tenant, and no other relationship whatsoever, and unless expressly otherwise provided herein nothing herein shall be construed to make the parties hereto liable for any of the debts, liabilities or obligations of the other party.
     (c) This Lease shall be governed exclusively the provisions hereof and by the laws of the State of South Carolina. Each of the parties (i) irrevocably consent to the exclusive jurisdiction of any state or federal court located within Charleston County, South Carolina, and (ii) waives trial by a jury. This Lease has been mutually negotiated by the parties and no rule of construction shall be applied based upon the presumed drafter or author of this Lease.
     (d) If any term or provision of this Lease or the application thereof to any person or circumstance shall, to any extent, be invalid or unenforceable, the remainder of this Lease, or the application of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby and each term and provision of this Lease shall be valid and be enforced to the fullest extent permitted by law.
     (e) Failure on the part of either party to complain of any action or non-action on the part of the other party, no matter how long the same may continue, shall never be deemed to be a waiver by either party of any of its rights hereunder. Acceptance by Landlord of the Base Rent, additional-rent or any changes paid by Tenant hereunder shall not be or be deemed to be a waiver by Landlord of. any default by Tenant, whether or not Landlord knows of such default. No waiver at any time of any of the provisions :hereof by either party shall be .construed as a waiver of any of the other provisions hereunder and a waiver at any time of any of the provisions hereof shall not be construed as a waiver at any subsequent time of the same provisions.
     (i) Tenant acknowledges and agrees that the submission of this Lease to Tenant for its review and consideration shall not and does not constitute an offer to lease the Premises. Tenant and Landlord understand and agree that there can be no agreement for the lease of the Premises until all parties hereto have signed, delivered and accepted this Lease and the Security Deposit referenced in Paragraph 24 has been delivered and accepted.
     (g) The captions of the several Sections and Subsections of this Lease and table of contents are not a part of the context hereof and shall be ignored in construing this Lease. They are intended only as aids in locating various provisions hereof.
 (h) Except as may be expressly otherwise provided herein, the terms, covenants and conditions hereof shall inure to the benefit of and shall be binding upon Landlord and Landlord's successors and assigns and the terms, covenants and indentures hereof shall inure to the benefit of and shall be binding upon Tenant and Tenant's successors, legal representatives, and permitted assigns.
     IN WITNESS WHEREOF, the parties hereto have duly executed this instrument under seal as of the day and year first above written

Landlord:   AEROSPACE/DEFENSE,  INC.
Tenant:
TECHNICAL  SOLUTIONS  GROUP,  INC.
Bv:
Name:
Title

FORCE  PROTECTION,  INC.  (f/k/a  SONIC  JET  PERFORMANCE,  INC.